UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2025

NIQ Global Intelligence plc

(Exact name of registrant as specified in its charter)

Ireland	001-42763	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Jackson Boulevard, Chicago, IL 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 312-583-5100

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, nominal value $0.00001 per share	NIQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by NIQ Global Intelligence plc (the “Company”) of its ordinary shares, nominal value $0.00001 per share (the “Ordinary Shares”), described in the prospectus (the “Prospectus”), dated July 22, 2025, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-288376) (as amended, the “Registration Statement”), the Company entered into the Shareholders’ Agreement, dated July 22, 2025, by and among the Company and each of the other persons from time to time party thereto (the “Shareholders’ Agreement”).

The Shareholders’ Agreement is filed herewith as Exhibit 10.1, and is incorporated herein by reference. Certain parties to the Shareholders’ Agreement have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2025 Equity Incentive Plan

Effective July 22, 2025, the Company’s Board of Directors adopted the NIQ Global Intelligence plc 2025 Equity Incentive Plan (the “2025 Plan”). The 2025 Plan provides for the grant of share options, SARs, restricted and unrestricted shares and share units, performance awards and other awards that are convertible into or otherwise based on Ordinary Shares to the Company’s employees and directors of, and consultants selected by the 2025 Plan’s administrator. For further information regarding the 2025 Equity Incentive Plan, see “Executive and Director Compensation—2025 Equity Incentive Plan” in the Prospectus.

The 2025 Equity Incentive Plan is filed herewith as Exhibit 10.2 and incorporated herein by reference. The above description of the 2025 Equity Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2025, the Company’s Memorandum and Articles of Association, as amended (the “Articles”), in the form previously filed as Exhibit 3.1 to the Registration Statement became effective. The Articles, among other things, provide that the Company’s authorized capital stock consists of 1,500,000,000 Ordinary Shares, 150,000,000 preferred shares, nominal value $0.00001 per share and 25,000,000 Euro deferred shares, nominal value €1.00 per share. A description of the Company’s share capital, after giving effect to the effectiveness of the Articles, has previously been reported by the Company in the Registration Statement. The Articles are filed herewith as Exhibit 3.1, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Memorandum and Articles of Association (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-288376) filed with the SEC on July 22, 2025).

10.1	Shareholders’ Agreement, dated as of July 22, 2025, by and among the Company and each of the other persons from time to time party thereto (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-1 (File No. 333-288376) filed with the SEC on July 22, 2025).

10.2	NIQ Global Intelligence plc 2025 Equity Incentive Plan (incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on Form S-1 (File No. 333-288376) filed with the SEC on July 22, 2025).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 24, 2025	NIQ Global Intelligence plc

	By:	/s/ John Blenke
	Name:	John Blenke
	Title:	Chief Legal Officer and Company Secretary